Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Bar Harbor Bankshares (the “Registrant”) for the year ended December 31, 2023 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Curtis C. Simard, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 11, 2024	/s/ Curtis C. Simard

Name: Curtis C. Simard
Title: President and Chief Executive Officer